FIRST AMENDMENT TO THE AGREEMENT BETWEEN SAMARITAN PHARMACEUTICALS, INC. AND SAMARITAN
PHARMACEUTICALS IRELAND LTD., AGREEMENT WITH PHARMAPLAZ LTD., RESEARCH, DEVELOPMENT AND
COMMERCIALIZATION COLLABORATION AGREEMENT

This First Amendment to Agreement is entered into by and between Samaritan Pharmaceuticals, Inc. and Samaritan Pharmaceuticals Ireland Ltd (“Samaritan”) with Pharmaplaz Ltd. (“Pharmaplaz”), dated March 9, 2007. In consideration of the mutual undertakings and covenants hereinafter set forth, the PARTIES agree as follows:

WHEREAS, under the Agreement, Payment 2 is due September 16, 2007.

NOW, THEREFORE BE IT RESOLVED THAT, the PARTIES approve and authorize the Amendment to Agreement to extend the payment date of Payment 2 for 30 days to October 16, 2007.

All other terms and conditions not expressly amended herein, shall remain in full force and effect.

This First Amendment to Agreement is signed below by the duly authorized representatives of the PARTIES.

AGREED:

PHARMAPLAZ

By: /s/ Michael J. Macken Date: September 20, 2007

—

Michael J. Macken, CEO

SAMARITAN PHARMACEUTICALS, INC.

By: /s/ Dr. Janet Greeson Date: September 20, 2007

—

Dr. Janet Greeson, CEO

SAMARITAN PHARMAEUTICALS IRELAND, LTD.

By: /s/ Eugene Boyle Date: September 20, 2007

—

Eugene Boyle, CFO